Exhibit 99.2

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	October 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	September 1, 2003	Previous Distribution Date:	September 15, 2003
Collection Period End Date:	September 30, 2003	Previous Collection Period End Date:	August 31, 2003

A. Initial Bond Characteristics		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP

i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances		Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
		09/15/03	10/15/03	09/15/03	10/15/03	09/15/03	10/15/03

i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	—	—	0.00%	0.00%	—	—
iv.	Class A-4 Notes	88,826,442	78,303,137	85.71%	75.55%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	October 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	September 1, 2003	Previous Distribution Date:	September 15, 2003
Collection Period End Date:	September 30, 2003	Previous Collection Period End Date:	August 31, 2003

E. Portfolio Characteristics		Initial Balance	Balance as of		Percent of Original as of
		09/30/00	08/31/03	09/30/03	08/31/03	09/30/03

i.	Principal Balance	$950,415,639	$131,596,442	$121,073,137	13.85%	12.74%
ii.	Number of Contracts	73,293	20,913	19,778	28.53%	26.98%
iii.	Weighted Average Coupon (WAC)	9.44%	9.55%	9.55%
iv.	Weighted Average Original Term	61.40	63.66	63.74
v.	Weighted Average Remaining Term	49.40	23.19	22.46
vi.	Weighted Average Seasoning	12.00	40.46	41.28

F. Portfolio Performance		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		08/31/03	09/30/03	08/31/03	09/30/03	08/31/03	09/30/03	08/31/03	09/30/03

i.	30-59 Days Delinquent	443	450	2.12%	2.28%	$3,006,637	$2,903,993	2.28%	2.40%
ii.	60-89 Days Delinquent	103	122	0.49%	0.62%	631,384	715,122	0.48%	0.59%
iii.	90-119 Days Delinquent	34	33	0.16%	0.17%	150,616	159,053	0.11%	0.13%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	10	3	0.05%	0.02%	39,299	18,600	0.03%	0.02%
vi.	Repo In Inventory (Not Charged-Off)	14	15	0.07%	0.08%	109,951	89,291	0.08%	0.07%
vii.	Gross Charge-Offs in Period	35	29	0.17%	0.15%	181,551	141,476	0.14%	0.12%

G. Portfolio Charge-Offs		$		% of Original Balance
		08/31/03	09/30/03	08/31/03	09/30/03

i.	Gross Charge-Offs In Period	$181,551	$141,476	0.019%	0.015%
ii.	Cumulative Gross Charge-Offs	14,277,644	14,419,120	1.502%	1.517%
iii.	Net Losses In Period	61,900	1,534	0.007%	0.000%
iv.	Cumulative Net Losses	8,985,491	8,987,025	0.945%	0.946%

H. Pool Collections

i.	Borrower Interest Collections	$1,086,259.46
ii.	Borrower Principal Collections	10,289,091.65
iii.	Net Liquidation Proceeds	41,589.34
iv.	Recoveries	139,942.18
v.	Repurchase Amounts (Interest)	486.40
vi.	Repurchase Amounts (Principal)	51,148.25
vii.	Total Interest Collections	1,086,745.86
viii.	Total Principal Collections	10,521,771.42

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$131,596,442.27
ii.	Pool Balance Reductions from Principal Collections	10,381,829.24
iii.	Gross Charge-Offs In Period	141,475.72
iv.	Ending Pool Balance	121,073,137.31

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	October 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	September 1, 2003	Previous Distribution Date:	September 15, 2003
Collection Period End Date:	September 30, 2003	Previous Collection Period End Date:	August 31, 2003

J. Total Available

i.	Total Pool Collections		$11,608,517.28
ii.	Reinvestment Income from Reserve Account		1,179.02
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$11,609,696.30

K. Waterfall		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid

	Servicing Fee	$109,663.70
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	109,663.70	$109,663.70	$11,609,696.30	$7,128,117.29	$0.00	$109,663.70
ii.	Class A Notes Interest Distribution		500,388.96	11,500,032.60	7,128,117.29	0.00	500,388.96
	Class A Notes Balance	88,826,442.27
	Pool Balance	121,073,137.31

iii.	First Priority Principal Distribution	0.00	0.00	10,999,643.64	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	10,999,643.64	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	117,336,442.27
	Pool Balance	121,073,137.31

v.	Second Priority Principal Distribution	0.00	0.00	10,831,434.64	7,128,117.29	0.00	0.00
vi.	Class C Notes Interest Distribution		88,412.00	10,831,434.64	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	10,743,022.64			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	131,596,442.27
	Specified Credit Enhancement Amount	7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	0.00
	Target Securities Balance	121,073,137.31

viii.	Regular Principal Distribution	10,523,304.96	10,523,304.96	10,743,022.64			10,523,304.96
ix.	Release to Seller		219,717.68	219,717.68	7,128,117.29		219,717.68

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	October 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	September 1, 2003	Previous Distribution Date:	September 15, 2003
Collection Period End Date:	September 30, 2003	Previous Collection Period End Date:	August 31, 2003

L. Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall

Total Class A Notes			$500,388.96	$—	$—	$500,388.96	$500,388.96	$—
Class A-1 Notes	6.745%	30	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	—	—	—	—	—	—
Class A-4 Notes	6.76%	30	500,388.96	—	—	500,388.96	500,388.96	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	—
Regular Principal Distribution	10,523,304.96

Total Principal Distribution	10,523,304.96
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	—
Class A-4 Notes Principal Distribution	10,523,304.96
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—